UNITED STATES SECURITIES AND EXCHANGE COMMISSION


                       Washington, D. C. 20549


                                 FORM 8/A


                             CURRENT REPORT


  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported): 13 June 2006


                        BLACKSTOCKS DEVELOPMENT CORP.
                       ----------------------------
                (Exact name of registrant as specified in its charter)


         Delaware                     000-49914                  03-0459617
     -----------------             -----------------      -------------------
(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)                File Number)          Identification No.)



                     120 North Cedar St. | Suite 3809
                             Charlotte, NC 28202
                      ----------------------------------
           (Address of Principal Executive Offices including Zip Code)


                                704-547-7090
                             ------------------
                         (Issuer's Telephone Number

4.02 Non reliance on previously issued financial statements or related financial report or Completed interim review

On January 4, 2005 our former independent accountant for the year end
December 31, 2003, SF Partnership, LLP and independent accountant informed the Chief Executive Officer acting as the individual charged with governance and oversight that the financial statements for the interim periods ended
March 31, 2003, June 30, 2003, and September 30, 2003 would be required to be restated. The independent accountant indicated that based upon their audit, the shares issued for barter, services and art exchanged transactions needed to be fair valued consistent with other share transactions during the period.

The Chief Executive Officer discussed this matter with SF Partnership, LLP.

The Corporation restated its quarterly reports for 2003 to reflect the adjustments identified by its prior auditors, SF Partnership, LLP, during the audit of the Company's year end 31 December 2003, and the quarterly reports for the periods ended March 31, 2003, June 30, 2003, and September 30, 2003. The interim condensed financial statements have been filed with the Securities and Exchange Commission as restated Amended 10QSB for the periods ended
March 31, 2003, June 30, 2003, and September 30, 2003.

SF Partnership, LLP reviewed the amended interim condensed financial statements and the Company requested that SF Partnership, LLP furnish it with a letter stating whether it agreed with the above statements and, if not, the respect in which it does agree. The Company has provided SF Partnership, LLP with a copy of the foregoing disclosures giving them the opportunity to respond as an exhibit to this filing.



Index to Exhibits


Exhibit 10.27     SF Partnership, LLP letter



Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                BLACKSTOCKS DEVELOPMENT CORP.
                                                 ----------------------------
                                                 (Registrant)


Date:  13 June 2006                                /s/ Alton Perkins
                                              ----------------------------
                                              Alton Perkins, Chief Executive
                                              Officer




Exhibit 10.27     SF Partnership, LLP letter


Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20549

June 13, 2006

Dear Sir/Madam:

We have read the paragraphs of item 4.02 included in the Form 8-K/A dated
June 13, 2006 of Blackstocks Development Corp. to be filed with the Securities and Exchange Commission and are in agreement with the statements contained herein.

Very truly yours,

/s/ SF Partnership, LLP

SF Partnership, LLP